EXHIBIT 10.28J

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

ELEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

(CSG document no. 54172)

This Eleventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer have agreed that CSG will provide and Customer will consume a new Service pursuant to which CSG will provide resources for intake, testing and development of Customer-requested new functionality or enhancements to CSG Products and Services consumed by Customer for agreed upon fees and hours; and

WHEREAS, CSG and Customer have agreed to amend Schedule C, “Recurring Services,” and Schedule F, “Fees,” accordingly for the new resource services and hours.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below).

1.
Schedule C of the Agreement entitled “Recurring Services,” will be amended to add a new Exhibit C-13, “Solutions Team Engagement Model (“STEM”) Services,” attached hereto as Attachment 1.

2. As a result, Schedule F, “Fees,” Section 1, “Processing,” subsection X, “Custom Implementation Services,” a new subsection “R,” Solutions Team Engagement Model (“STEM”) Services,” of the Agreement, shall be amended to add the new subsection “R,” as follows:

R. Solutions Team Engagement Model (“STEM”) Services

Description of Item/Unit of Measure	Frequency	Fee
1. First [* * * * * *] STEM [* * * * *] Fees (Note 1) (Note 2) (Note 4) (Note 5)
a. [ ** * * * * * * * * *]	[ * * * * * * *]	[$ **** * * ** * *]
2. Second and Third [* * * * * *] STEM [* * * * *] Fees (Note 1) (Note 2) (Note 4) (Note 5)
a. [ *** *** *****]	[* * * * * * *]	[$ * * ** * * ** * *]
b. [ *** *** *****]	[ * * * * * * *]	[$ * * ** * * ** * *]

Description of Item/Unit of Measure	Frequency	Fee
c. [* ** * * * * * * * *]	[ * * * * * * *]	$ [* * ** * * *. * *]
d. [*** *** * * * *]	[* * * * * * *]	$[ * * ** * * *. * *]
e. [*** * * * * * * * *]	[* * * * * * *]	$[ * * ** * * *. * *]
3. Additional STEM [* * * * * ]Fees (Note 3) (Note 4) (Note 5) (Note 6)	[* * * * **** * * * * * * * * * * *]	$ [* ** * * *. * *]

Note 1: During the [* * * * * * * * * ( *) * * * * * * ( * *) * * * * *] periods beginning [* * * * * * * * *], Customer agrees to purchase, and CSG agrees to provide, the STEM Services in [* * * * * *] of development [* * * * * * * * * * * * * * ( * *) * * * * *] period (the “ [* * * * * *] STEM [* * * * *]”), which [* * * * * *] STEM [* * * * *] shall be allocated over a [* * * * * * ( * *) * * * * *] period (with the first [* * * * * *] period beginning [* * * * * * * * *] and ending [* * * * * ** * * * *]. The [* * * * * *] STEM [* * * * *] Fees will be invoiced by CSG, and paid by Customer, in [* * * * * * ( * *)] equal [* * * * * * *] installments with the first [* * * * * * *] installment for the initial block of [* * * * * *] STEM [* * * * *] being invoiced with Customer’s * * * * * * * * billing. Any unused portion of the [* * * * * *] STEM [* * * * *] will be forfeited by Customer at the expiration of the then [* * * * * * * * * * * * *] period (i.e., upon [* * * * * *] of each [* * * * * * * * * * * *], and Customer shall not be entitled to a refund of fees, credit in dollars or provision of [* * * * *] for any subsequent [* * * * * *] period. For clarification purposes, the STEM Services will automatically renew, and Customer will receive the [* ** * ** * * * * ** * * * * * * * * * * * * ( * ** * * *) * * * * * * * * * * * * *] STEM [* * * * *] on [* * * * *] of each [* * * * * * * * * * * *] for [* * * * * ( *) * * * * * * ( * *) * * * * *] periods during the Term of the Agreement. Provided however, for the [* * * * * *] and [* * * * * * * * * * * ( * *) * * * * *] periods, beginning [* * * * * * * * * * * * * * * * ** * * * *] (provided, nothing in the Eleventh Amendment to the Agreement (CSG document no. 54172) shall be deemed to extend the Term of the Agreement), Customer may elect, with [* * * * * * ( * *) * * * *]’ advance written notification prior to the [*****] renewal (email is sufficient), a lower commitment of development [* * * * *] invoiced as set forth in 2b, 2c, 2d, or 2e of the fee table above. Customer may request and CSG shall provide “Additional STEM [* * * * *]” for projects or services, pursuant to the terms of the Additional STEM [* * * * *] Fees set forth herein in the fee table above and Note 3 below.

Note 2: CSG will provide a dedicated, full-time STEM Lead.

Note 3: Additional STEM [* * * * *] in [* * * * * *] of [* * * * * * * * * * * * ( ** * * *) * * * * *] per each [* * * * *] of Additional STEM [* * * * *] will be available to Customer for a [* * * * * * ( * *) * * * * *] period in which Customer has committed to [* * * * *- * * * * * * * * * * * * ( * ** * * *) * * * * *] and, per Customer’s written request, for a [* * * * * * ( * *) * * * * *] period of time, commencing as of the date of such Customer request. Each [* * * * *] of Additional STEM [* * * * *] will be invoiced to Customer by CSG on Customer’s then-next invoice; unused Additional STEM [* * * * *] in such [* * * * * * ( * *) * * * * *] period will be forfeited.

Note 4: [* * * * * *] STEM [* * * * *] and Additional STEM [* * * * *] will be available to Customer for any CSG Products or Services consumed by Customer for development or feature enhancements; provided, however, and for purposes of clarification, CSG and Customer agree that specific to development or feature functionality and enhancement of * * * * * * * * Services, the STEM [* * * * *] will be allocated such that, on an * * * * * * basis, unless otherwise mutually agreed, not more than [* * * * * * * * * * * * ( * **)] of the [* * * * * *] STEM [* * * * *] or, as applicable, Additional STEM [* * * * *] shall be available for development or feature functionality and enhancements of “core” (i.e., Customer-specific) [* * * * * * * *] Services. Notwithstanding the foregoing, CSG and Customer shall meet on a [* * * * * * * * *] basis to discuss the allocation of STEM [* * * * *] among STEM Projects for [* * * * * * * *] Services. For clarification purposes, [* * * * * *] STEM [* * * * *] and Additional STEM [* * * * *] will exclude services engagements such as mass data transformation, custom solutions, and consulting services.

Note 5: CSG will provide Customer with a [* * * * * * *] report within [* * * ( * *) * * * *] of the end of the prior [* * * * *] of then-current [* * * * * *] STEM Hours and, as applicable, Additional STEM [* * * * *], worked and, in the case of Additional STEM [* * * * *], if and as requested by Customer, in accordance with the terms and conditions of the Agreement.

Note 6: In the event any [* * * * *] of Additional STEM [* * * * *] will overlap the [* * * * * * * * * * * * * * *] of the [* * * * * *] STEM [* * * * *], CSG shall draw down from the Additional STEM [* * * * *], which shall not expire for projects that span the [* * * * * * * * * * *] date, prior to utilizing the then next available [* * * * * *] STEM [* * * * *].

THIS AMENDMENT is executed as of the date last signed below and effective as of the date last signed below, (the “Amendment Effective Date”)

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Kevin Brosnan	By:	/s/ Michael J. Woods
Name:	Kevin Brosnan	Name:	Michael Woods

Title:	GVP Billing Solutions	Title:	EVP
Date:	07/11/2025	Date:	07/11/2025

Attachment 1

to

Eleventh Amendment

Exhibit C-13

Solutions Team Engagement Model (“STEM”) Services

1.
Customer has requested and CSG has agreed to provide a dedicated amount of development capacity, the Solutions Team Engagement Model (“STEM”) Services team (the “STEM Team”), to provide intake, testing and development of Customer-requested new feature functionality or enhancements to CSG Products and Services consumed by Customer (the “STEM Services”). Commencing [* * * * ** * * * *], and continuing [* * * * * * * *] thereafter for [* * * * * ( *)] total [* * * * * * ( * *) * * * * *] periods of the Term of the Agreement, CSG shall make available up to [* * * * ** * * * * * * * * * * * * ( * ** * * *)] STEM [* * * * *] (the “ [* * * * * *] STEM [* * * * *]”) to Customer, pursuant to the Fees specified in Schedule F of the Agreement, to be used for such Customer requested STEM Services. For clarification purposes, mass data transformation, custom solutions, and consulting services are excluded from the STEM Services. For the avoidance of doubt, Customer and CSG acknowledge and agree that as of the Eleventh Amendment Effective Date, the Agreement expires on [* * * * * * *, * * * *]. In the event the Agreement is extended beyond [* * * * * * ** * * * *], the STEM Services shall continue until [* * * * * ** * * * *]. Nothing in the Eleventh Amendment shall be deemed to extend the Term of the Agreement.

2.
CSG will provide a full-time, dedicated CBU resource, at no cost to Customer, to be Customer’s primary point of contact related to STEM Services and the CSG lead of the STEM Team (the “STEM Lead”). The STEM Lead and a Customer-designated representative will work together to plan projects and new feature functionality and enhancements for the STEM Services.

3.
CSG and Customer shall create and build a mutually agreed upon process document (the “Process Document”), which the Parties will use to scope feature functionality and enhancements to document level of effort (“LOE”) including delivery deadlines and specifications, and to obtain Customer’s approval, and otherwise use to document the features functionality and enhancements groomed, developed and ultimately implemented to be made available in Customer’s Production environment. Each STEM Project mutually agreed upon electronically through the LOE Process Document will be enforceable to the same extent as if documented in a duly executed Statement of Work (the “LOE Approval Process”). Such Process Document shall include the following elements for each feature functionality and enhancement request (each a “STEM Project”):

a)
LOE, Customer’s approval (email sufficient from Customer’s designated representative to CSG) to proceed with LOE, CSG’s agreement to LOE (email sufficient from CSG’s designated representative to Customer) technical specifications, objectives and delivery deadlines. CSG will configure and develop the STEM Project to accommodate the request detailed in the business requirements document (the “BRD”) and will decrement [* * * * * *] STEM [* * * * *] or Additional STEM [* * * * *], as the case may be, provided in the LOE Approval Process; and

b)
Customer may terminate a STEM Project at any time upon written notice (email is sufficient) in the event delivery of the STEM Project does not meet the specifications as described in the STEM Project LOE approved by Customer. In such event, CSG will rework the STEM Project with no additional [* * * * * *] or Additional STEM [* * * * *] allocated; and

c)
in the event Customer requests termination of a STEM Project, Customer is obligated for STEM [* * * * *] actually worked through the date of termination of such STEM Project which will be decremented from the [* * * * * *] STEM [* * * * *] or Additional STEM [* * * * *], as the case may be; and

d)
as mutually agreed, as such Process Document may be revised from time to time.

4.
Customer may terminate the STEM Services for convenience upon no less than [* * * (*) * * * * * *]’ prior written notice. If Customer exercises its termination rights for the STEM Services, in addition to all other amounts then due and owing to CSG for STEM Services previously agreed to be provided and regardless of whether rendered, Customer shall pay CSG as follows:
•
A [* * * * * *] fee that will be the difference between [* * ** * * * * *- * * * * * * * * * * * * * * * * * * *] and the [* * * * * * * * * * * * * * * * * * * * * * * * *] for any STEM Services work completed in then-current [* * * * * *] or Additional, as the case may be, STEM [* * * * *]. For the avoidance of doubt, Customer is obligated to pay the [* * * * * *] fee for the then current [* * * * * *] period at any point at which Customer terminates STEM services.
•
A [* * ** * * * *] fee of [* * * * * * * * * * * * * * * * * * * * * * * * * (** * ** * * ** * *] (as [* * * * * * * * * * * * * * * * *] and not as [* * * * * * *]) if Customer terminates the STEM Services for convenience and the effective date of termination of the STEM Services is prior to [* * * * * ** * * * *].
•
From and after [* * * * * * * * *], a [* * *- * * * *] fee of [* * * * * * * * * * * * * * * * * * * * * * * * ($ * * ** * * * * *)] (as [* * * * * * * * * * * * * * * * *] and not as [* * * * * * *]) if Customer terminates the STEM Services for convenience and the effective date of termination of the STEM Services is prior to [* * * * * * *, * * * *]. For the avoidance of doubt STEM Services end on [* * * * * ** * * * *], and there is no termination fee after [* * * * * * ** * * * *].

Customer and CSG acknowledge that it is impractical and extremely difficult to determine the actual damages or lost revenues that may proximately result from Customer’s termination of the STEM Services. Customer agrees that such amount is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement. Nothing herein shall limit Customer’s obligation to pay any fees that have accrued but have not been paid (whether or not invoiced) prior to Customer’s termination of the STEM Services.